SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               February 14, 2003
                       ---------------------------------
                       (Date of earliest event reported)


                               Niku Corporation
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            (Exact name of Registrant as specified in its charter)


         Delaware                   000-28797                   77-0473454
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 (State of Incorporation)     (Commission File No.)           (IRS Employer
                                                           Identification No.)
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                                 305 Main Street
                         Redwood City, California 94063
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          (Address of principal executive offices, including zip code)


                                 (650) 298-4600
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              (Registrant's telephone number, including area code)


                                 Not Applicable.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On February 14, 2003, the Company announced a $10.5 million common stock financing. A copy of the press release announcing the financing is filed as Exhibit 99.1 hereto.


ITEM 7.  EXHIBITS.

Exhibit Number        Description

99.1                  Press Release dated February 14, 2003

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            NIKU CORPORATION


Date:  February 17, 2003                    By:   /s/ Joshua Pickus
                                                  ----------------------------
                                                  Name:  Joshua Pickus
                                                  Title: President and Chief
                                                         Executive Officer

                                 EXHIBIT INDEX

Exhibit Number        Description
99.1                  Press Release dated February 14, 2003

                                                                   Exhibit 99.1

         Investor Contact:                                    Press Contact:
         Nichole Samson                                       Rick Downer
         Niku Corporation                                     Niku Corporation
         650-701-2720                                         650-298-4691
         nsamson@niku.com                                     rdowner@niku.com


FOR IMMEDIATE RELEASE

                     NIKU ANNOUNCES COMMON STOCK FINANCING

REDWOOD CITY, Calif. - February 14, 2003 - Niku Corporation (Nasdaq:NIKU) today announced a $10.5 million common stock financing.

The financing is being led by WaldenVC. Additional participants include Vector Capital and several individual investors. The Company is selling 3,088,230 shares of common stock and warrants to purchase an additional 386,034 shares of common stock at an exercise price of $3.40 per share. The financing is occurring in two closings. In the first closing, which occurred February 12, 2003, the Company sold 1,549,735 shares and warrants to purchase an additional 193,720 shares for proceeds of approximately $5.3 million. In the second closing, which is expected to occur in April and is contingent upon stockholder approval, the Company will sell 1,538,495 shares and warrants to purchase an additional 192,314 shares for proceeds of approximately $5.2 million. Stockholder approval of the second tranche of the financing is required under Nasdaq rules.

The purposes of the financing are to further strengthen the Company's balance sheet, to secure the Company's listing on the Nasdaq SmallCap Market based on positive shareholders' equity, and to position the Company to regain its listing on the Nasdaq National Market in the future.

Securities Act Legend

The securities that were offered will not be and have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The offering was fully subscribed and no additional purchasers may be added.

Forward-Looking Statements

Statements or information in this press release other than statements of historical fact contain predictions, estimates and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. These forward looking statements include, but are not limited to, statements regarding stockholder approval of the financing and second closing of the financing. All forward-looking statements included in this press release are based upon information available to Niku as of the date of the release, and we assume no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. Factors that could cause or contribute to such differences include, but are not limited to the failure to obtain stockholder approval of the transaction.